UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-04993

Nicholas Limited Edition, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 2/29/2016

Date of reporting period: 2/29/2016

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2015

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS LIMITED EDITION, INC.

February 2016

Dear Fellow Shareholders:

     The year ended December 31, 2015 was a tough year for small-cap stocks as the market (as measured by the Russell 2000 Index) lost value for the first calendar year since the Great Recession of 2008-09. The markets are fretting over slowing economic growth in China and other emerging markets, the Federal Reserve raising interest rates here in the U.S., and oil prices that were down nearly 40% in 2015. Nicholas Limited Edition Class I had a -1.83% return compared to the Russell 2000 Index and Russell 2000 Growth Index which had returns of -4.41% and -1.38%, respectively, for the one year period ended December 31, 2015.

     Returns for Nicholas Limited Edition, Inc. and selected indices are provided in the chart below for the periods ended December 31, 2015.

		Average Annual
		Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas Limited Edition, Inc. – Class I	-1.83%	11.72%	9.33%	8.02%
Nicholas Limited Edition, Inc. – Class N	-2.19%	11.31%	8.94%	7.68%
Russell 2000 Growth Index	-1.38%	14.28%	10.67%	7.95%
Russell 2000 Index	-4.41%	11.65%	9.19%	6.80%
Morningstar Small-Cap Growth Fund Category	-2.41%	12.20%	9.40%	7.14%
Standard & Poor’s 500 Index	1.38%	15.13%	12.57%	7.31%
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. – Class I	$9,817	$13,944	$15,624	$21,629
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. – Class N	$9,781	$13,792	$15,347	$20,957
Fund’s Class I Expense Ratio (from 04/30/15 Prospectus): 0.86%
Fund’s Class N Expense Ratio (from 01/28/16 Prospectus): 1.23%

The Fund’s expense ratios for the period ended December 31, 2015 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The Fund’s performance relative to the Russell 2000 Growth Index was positively driven by stock selection in the consumer discretionary sector as well as in the information technology and materials sectors. Detractors from performance included the consumer staples, energy and financials sectors. The health care sector was also a detractor from performance due to the indices heavy weighting toward the biotechnology field, which the Fund does not generally invest in, which has had large performance over the last one-, three- and five-year periods. So far in 2016, the biotech sector has finally corrected in a meaningful way. On an absolute basis, the stocks that helped the Fund during the year were Heartland Payment Systems, Inc., DealerTrack Technologies, Inc. and Prestige Brands Holdings, Inc. and stocks that hindered performance were EnLink Midstream LLC, United Natural Foods, Inc. and Generac Holdings Inc.

     As of December 31, 2015, the Fund consisted of 77 stocks and 6% cash. We believe the Fund is well diversified with sector weightings consisting of approximately 23% information technology, 21% health care, 19% consumer related, 18% industrials, 8% financials and small weightings in telecommunication services and materials stocks.

     Looking out into 2016, the market seems very nervous about economic growth around the world as well as here at home. The energy sector has been hit particularly hard as has the materials sector due to much lower prices for oil and other commodities. The strong dollar is weighing on the earnings of many industrial companies. After a long bull market since the Great Recession, we believe valuations are on the high side. We would expect this malaise to continue for some time. In this environment, we believe that investing in companies that can generate positive growth, good returns on capital that sell at relatively attractive valuations remains the place to be.

Thank you for your continued support.

Sincerely,

David O. Nicholas

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involve risk. Principal loss is possible. The Fund may invest in small-and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

     COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN NICHOLAS LIMITED EDITION, INC. – CLASS I, RUSSELL 2000 INDEX AND RUSSELL 2000 GROWTH INDEX

     The line graph, which follows, compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $100,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell 2000 Index and the Russell 2000 Growth Index. The Adviser believes the Russell 2000 Index and the Russell 2000 Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests and provide a meaningful and representative basis of comparison for Fund investors.

     The Fund’s Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	December 31,	December 31,	December 31,
	2015	2015	2015
Average Annual Total Return	-1.83%	9.33%	8.02%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCLEX)
For a share outstanding throughout each period

		Years Ended December 31,
	2015	2014		2013	2012		2011
NET ASSET VALUE, BEGINNING OF PERIOD	$25.63	$27.05		$21.06	$20.90		$21.85
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.01)	(.05)		.03	.04		(.04)
Net gain (loss) on securities
(realized and unrealized)	(.43)	1.26		7.57	2.14		.34
Total from investment operations	(.44)	1.21		7.60	2.18		.30
LESS DISTRIBUTIONS
From net investment income	—	(.00	)(2)	(.01)	(.00	)(2)	—
From net capital gain	(1.88)	(2.63)		(1.60)	(2.02)		(1.25)
Total distributions	(1.88)	(2.63)		(1.61)	(2.02)		(1.25)
NET ASSET VALUE, END OF PERIOD	$23.31	$25.63		$27.05	$21.06		$20.90

TOTAL RETURN	(1.83)%	4.34%		36.13%	10.58%		(1.33)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$273.4	$290.2		$308.3	$239.1		$202.8
Ratio of expenses to average net assets	.86%	.86%		.86%	.87%		.89%
Ratio of net investment income (loss)
to average net assets	(.04)%	(.20)%		.11%	.19%		(.18)%
Portfolio turnover rate	27.80%	19.59%		31.59%	41.88%		37.64%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00 or 0.00%.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNLEX)

For a share outstanding throughout each period

		Years Ended December 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$24.66	$26.21	$20.51	$20.47	$21.50
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.10)	(.13)	(.06)	(.03)	(.11)
Net gain (loss) on securities
(realized and unrealized)	(.41)	1.21	7.36	2.09	.33
Total from investment operations	(.51)	1.08	7.30	2.06	.22
LESS DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net capital gain	(1.88)	(2.63)	(1.60)	(2.02)	(1.25)
Total distributions	(1.88)	(2.63)	(1.60)	(2.02)	(1.25)
NET ASSET VALUE, END OF PERIOD	$22.27	$24.66	$26.21	$20.51	$20.47

TOTAL RETURN	(2.19)%	3.98%	35.60%	10.20%	.98%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$31.5	$45.4	$60.2	$46.7	$30.8
Ratio of expenses to average net assets	1.21%	1.21%	1.21%	1.22%	1.24%
Ratio of net investment income (loss)
to average net assets	(.39)%	(.54)%	(.25)%	(.13)%	(.52)%
Portfolio turnover rate	27.80%	19.59%	31.59%	41.88%	37.64%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

December 31, 2015 (unaudited)

Percentage
Name	of Net Assets
Heartland Payment Systems, Inc	2.10%
Bottomline Technologies (de), Inc	1.90%
Middleby Corporation (The)	1.87%
Prestige Brands Holdings, Inc	1.86%
Jack Henry & Associates, Inc	1.79%
A.O. Smith Corporation	1.78%
Syntel, Inc	1.71%
KAR Auction Services, Inc	1.70%
STERIS plc	1.67%
AptarGroup, Inc	1.63%
Total of top ten	18.01%

Sector Diversification (As a Percentage of Portfolio)
December 31, 2015 (unaudited)

Fund Expenses

For the six month period ended December 31, 2015 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	06/31/15	12/31/15	07/01/15 – 12/31/15
Actual	$1,000.00	$935.30	$4.15
Hypothetical	1,000.00	1,020.72	4.33
(5% return before expenses)

*

Expenses are equal to the Fund’s Class I six-month annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Fund Expenses (continued)

For the six month period ended December 31, 2015 (unaudited)

Class N
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	06/31/15	12/31/15	07/01/15 – 12/31/15
Actual	$1,000.00	$933.40	$5.85
Hypothetical	1,000.00	1,018.95	6.11
(5% return before expenses)

**

Expenses are equal to the Fund’s Class N six-month annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Schedule of Investments
December 31, 2015

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.37%
	Consumer Discretionary – Automobiles & Components — 1.33%
72,500	Thor Industries, Inc	$4,070,875
	Consumer Discretionary – Durables & Apparel — 2.42%
160,000	La-Z-Boy Incorporated	3,907,200
62,500	Tupperware Brands Corporation	3,478,125
		7,385,325
	Consumer Discretionary – Hotels, Restaurants & Leisure — 1.15%
22,000	Buffalo Wild Wings, Inc.*	3,512,300
	Consumer Discretionary – Media — 1.32%
120,000	Cinemark Holdings, Inc	4,011,600
	Consumer Discretionary – Retailing — 3.90%
42,500	Asbury Automotive Group, Inc.*	2,866,200
100,000	Duluth Holdings Inc. Class B	1,459,000
57,500	Monro Muffler Brake, Inc	3,807,650
135,000	Sally Beauty Company, Inc.*	3,765,150
		11,898,000
	Consumer Discretionary – Services — 5.77%
180,000	Carriage Services, Inc	4,338,000
32,500	DineEquity, Inc	2,751,775
44,000	Jack in the Box Inc	3,375,240
75,000	Popeyes Louisiana Kitchen, Inc.*	4,387,500
255,000	Wendy’s Company (The)	2,746,350
		17,598,865
	Consumer Staples – Food & Staples Retailing — 1.23%
45,000	PriceSmart, Inc	3,734,550
	Consumer Staples – Food, Beverage & Tobacco — 2.36%
105,000	B&G Foods, Inc	3,677,100
45,000	TreeHouse Foods, Inc.*	3,530,700
		7,207,800
	Financials – Banks — 4.56%
95,000	Community Bank System, Inc	3,794,300
193,394	First Financial Bancorp	3,494,630
135,000	Glacier Bancorp, Inc	3,581,550
55,000	IBERIABANK Corporation	3,028,850
		13,899,330
	Financials – Diversified — 2.50%
100,000	Artisan Partners Asset Management Inc	3,606,000
50,000	Morningstar, Inc	4,020,500
		7,626,500

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2015

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.37% (continued)
	Financials – Insurance — 1.21%
115,000	Brown & Brown, Inc	$3,691,500
	Health Care – Equipment & Services — 15.40%
57,500	Acadia Healthcare Company, Inc.*	3,591,450
2,500	Cardiovascular Systems, Inc.*	37,800
19,500	DexCom, Inc.*	1,597,050
100,000	Globus Medical, Inc. – Class A*	2,782,000
22,500	HeartWare International, Inc.*	1,134,000
119,400	Insulet Corporation*	4,514,514
67,500	LivaNova PLC*	4,007,475
185,000	Merit Medical Systems, Inc.*	3,439,150
61,500	NuVasive, Inc.*	3,327,765
147,500	Omnicell, Inc.*	4,584,300
45,000	Sirona Dental Systems, Inc.*	4,930,650
67,500	STERIS plc	5,085,450
36,500	Teleflex Incorporated	4,797,925
130,000	Wright Medical Group N.V.*	3,143,400
		46,972,929
	Health Care – Pharmaceuticals, Biotechnology &
	Life Sciences — 4.51%
37,000	Bio-Techne Corporation	3,330,000
110,000	Prestige Brands Holdings, Inc.*	5,662,800
167,500	VWR Corporation*	4,741,925
		13,734,725
	Health Care – Services — 1.22%
75,000	Advisory Board Company (The)*	3,720,750
	Industrials – Capital Goods — 10.05%
71,000	A.O. Smith Corporation	5,439,310
105,000	Beacon Roofing Supply, Inc.*	4,323,900
52,500	Generac Holdings Inc.*	1,562,925
65,000	HEICO Corporation	3,533,400
53,000	Middleby Corporation (The)*	5,717,110
50,000	RBC Bearings Incorporated*	3,229,500
57,500	Regal-Beloit Corporation	3,364,900
70,000	Woodward Inc	3,476,200
		30,647,245
	Industrials – Commercial & Professional Services — 4.18%
57,500	G&K Services, Inc. – Class A	3,616,750
140,000	KAR Auction Services, Inc	5,184,200
165,000	SP Plus Corporation*	3,943,500
		12,744,450

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2015

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.37% (continued)
	Industrials – Transportation — 4.19%
107,300	Echo Global Logistics, Inc.*	$2,187,847
160,000	Knight Transportation, Inc	3,876,800
195,000	Marten Transport, Ltd	3,451,500
120,000	XPO Logistics, Inc.*	3,270,000
		12,786,147
	Information Technology – Semiconductors &
	Semiconductor Equipment — 1.08%
50,000	Cavium, Inc.*	3,285,500
	Information Technology – Software & Services — 21.64%
195,000	Bottomline Technologies (de), Inc.*	5,797,350
115,000	Cardtronics, Inc.*	3,869,750
190,000	Descartes Systems Group Inc. (The)*	3,815,200
107,500	Envestnet, Inc.*	3,208,875
60,000	Euronet Worldwide, Inc.*	4,345,800
70,000	Fortinet, Inc.*	2,181,900
67,500	Heartland Payment Systems, Inc	6,400,350
70,000	Jack Henry & Associates, Inc	5,464,200
24,500	MercadoLibre, Inc	2,801,330
85,000	Qualys, Inc.*	2,812,650
80,000	SolarWinds, Inc.*	4,712,000
60,000	Solera Holdings, Inc	3,289,800
115,000	Syntel, Inc.*	5,203,750
102,500	Veeva Systems Inc.*	2,957,125
160,000	VeriFone Systems, Inc.*	4,483,200
52,500	WEX Inc.*	4,641,000
		65,984,280
	Materials — 3.22%
68,500	AptarGroup, Inc	4,976,525
110,000	RPM International, Inc	4,846,600
		9,823,125
	Telecommunication Services — 1.13%
160,000	West Corporation	3,451,200
	TOTAL COMMON STOCKS
	(cost $201,167,418)	287,786,996

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2015

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 6.25%
	Commercial Paper – 5.82%
$850,000	Kroger Co. (The) 01/04/16, 0.50%	$849,965
1,500,000	AutoZone, Inc. 01/05/16, 0.50%	1,499,917
1,450,000	Bacardi U.S.A., Inc. 01/06/16, 0.51%	1,449,897
1,025,000	PPG Industries, Inc. 01/06/16, 0.70%	1,024,900
1,125,000	WEC Energy Group, Inc. 01/07/16, 0.68%	1,124,873
1,000,000	Valspar Corporation (The) 01/08/16, 0.63%	999,877
1,500,000	WEC Energy Group, Inc. 01/08/16, 0.75%	1,499,781
900,000	Bemis Company, Inc. 01/11/16, 0.75%	899,812
700,000	Corning Incorporated 01/11/16, 0.50%	699,903
1,500,000	Eaton Corporation 01/12/16, 0.70%	1,499,679
1,000,000	Bacardi-Martini B.V. 01/13/16, 0.54%	999,820
1,400,000	PPG Industries, Inc. 01/14/16, 0.75%	1,399,621
700,000	Corning Incorporated 01/15/16, 0.50%	699,864
1,000,000	Campbell Soup Company 01/19/16, 0.48%	999,760
950,000	Marriott International, Inc. 01/19/16, 0.73%	949,653
450,000	Clorox Company (The) 01/21/16, 0.65%	449,837
700,000	Nissan Motor Acceptance Corporation
	01/22/16, 0.76%	699,690
		17,746,849
	Variable Rate Security – 0.43%
1,301,319	Fidelity Institutional Money Market Fund – Class I, 0.28%	1,301,319
	TOTAL SHORT-TERM INVESTMENTS
	(cost $19,048,168)	19,048,168
	TOTAL INVESTMENTS
	(cost $220,215,586) — 100.62%	306,835,164
	LIABILITIES, NET OF OTHER ASSETS — (0.62)%	(1,897,203)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$304,937,961

*	Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

December 31, 2015

ASSETS
Investments in securities at value (cost $220,215,586)	$306,835,164
Receivables –
Dividend and interest	269,052
Capital stock subscription	58,140
Total receivables	327,192
Other	24,748
Total assets	307,187,104

LIABILITIES
Payables –
Investment securities purchased	1,931,188
Due to adviser –
Management fee	197,196
Accounting and administrative fee	6,573
Total due to adviser	203,769
12b-1 and servicing fee	66,670
Capital stock redemption	35
Other payables and accrued expense	47,481
Total liabilities	2,249,143
Total net assets	$304,937,961

NET ASSETS CONSIST OF
Paid in capital	$219,596,082
Net unrealized appreciation on investments	86,619,578
Accumulated undistributed net realized loss on investments	(1,277,699)
Total net assets	$304,937,961

Class I
Net assets	$273,406,654
Shares outstanding	11,729,637
NET ASSET VALUE PER SHARE ($.01 par value,
39,000,000 shares authorized), offering price and redemption price	$23.31

Class N
Net assets	$31,531,307
Shares outstanding	1,415,623
NET ASSET VALUE PER SHARE ($.01 par value,
11,000,000 shares authorized), offering price and redemption price	$22.27

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2015

INCOME
Dividend	$2,570,555
Interest	97,154
Total income	2,667,709

EXPENSES
Management fee	2,439,331
Transfer agent fees	104,498
12b-1 fees – Class N	99,134
Accounting and administrative fees	81,311
Registration fees	53,346
Servicing fees – Class N	39,654
Audit and tax fees	29,432
Printing	18,655
Custodian fees	16,157
Directors’ fees	15,300
Accounting system and pricing service fees	11,263
Postage and mailing	10,673
Insurance	10,651
Legal fees	10,242
Other operating expenses	6,161
Total expenses	2,945,808
Net investment loss	(278,099)

NET REALIZED GAIN ON INVESTMENTS	19,784,559

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(25,370,464)
Net realized and unrealized loss on investments	(5,585,905)
Net decrease in net assets resulting from operations	$(5,864,004)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(278,099)	$(847,940)
Net realized gain on investments	19,784,559	31,819,958
Change in net unrealized appreciation/depreciation
on investments	(25,370,464)	(17,579,548)
Net increase (decrease) in net assets
resulting from operations	(5,864,004)	13,392,470

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	—	(2,082)
From net realized gain on investments – Class I	(20,572,255)	(27,335,707)
From net realized gain on investments – Class N	(2,496,198)	(4,451,804)
Total distributions	(23,068,453)	(31,789,593)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(941,232 and 769,863 shares, respectively)	24,413,570	20,382,868
Reinvestment of distributions – Class I
(796,553 and 968,261 shares, respectively)	18,830,510	25,116,685
Cost of shares redeemed – Class I
(1,331,251 and 1,812,220 shares, respectively)	(34,078,390)	(48,092,131)
Proceeds from shares issued – Class N
(448,375 and 334,399 shares, respectively)	11,023,695	8,580,689
Reinvestment of distributions – Class N
(110,037 and 178,098 shares, respectively)	2,485,742	4,445,315
Cost of shares redeemed – Class N
(982,911 and 969,833 shares, respectively)	(24,341,231)	(24,976,793)
Change in net assets derived from
capital share transactions	(1,666,104)	(14,543,367)
Total decrease in net assets	(30,598,561)	(32,940,490)

NET ASSETS
Beginning of period	335,536,522	368,477,012
End of period (including accumulated undistributed net
investment loss of $0 and $0, respectively)	$304,937,961	$335,536,522

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

December 31, 2015

(1) Summary of Significant Accounting Policies —
Nicholas Limited Edition, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)
December 31, 2015

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$287,786,996
Variable Rate Security	1,301,319
Level 2 –
Commercial Paper	17,746,849
Level 3 –
None	—
Total	$306,835,164

(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the year ended December 31, 2015 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Notes to Financial Statements (continued)
December 31, 2015

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Subsequent to March 13, 2008 and prior to August 11,
2010, the 12b-1 fee was voluntarily reduced to 0.125%. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At December 31, 2015, reclassifications were recorded to decrease accumulated net investment loss and decrease paid in capital by $278,099.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$—	$292,700
Long-term capital gain	23,068,453	31,496,893
Total distributions paid	$23,068,453	$31,789,593

As of December 31, 2015, investment cost for federal tax purposes was
$220,525,974 and the tax basis components of net assets were as follows:

Unrealized appreciation	$91,777,672
Unrealized depreciation	(5,468,482)
Net unrealized appreciation	86,309,190
Other losses	(967,312)
Paid in capital	219,596,083
Net assets	$304,937,961

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sales losses.

As of the year ended December 31, 2015, the Fund realized post-October capital losses of approximately $967,000, which for tax purposes, will be deferred and recognized in the following year.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2015. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended

Notes to Financial Statements (continued)
December 31, 2015

December 31, 2015. At December 31, 2015, the fiscal years 2012 through 2015 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, Financial Services –
Investment Companies (“ASC 946”). This guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of December 31, 2015. There have been no significant subsequent events since December 31, 2015 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value of the average net asset value of the Fund.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $5,572 for the year ended December 31, 2015 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$83,532,381 and $109,426,646, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Nicholas Limited Edition, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Nicholas Limited Edition, Inc. (the “Fund”), as of December, 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, Wisconsin
February 26, 2016

Historical Record

(unaudited)

		Net
		Investment			Dollar	Growth of
	Net	Income	Capital Gain		Weighted	an Initial
	Asset Value	Distributions	Distributions		Price/Earnings	$10,000
	Per Share	Per Share	Per Share		Ratio(2)	Investment(3)
Class I
May 18, 1987(1)	$10.00	$—	$—		—	$10,000
December 31, 1987	9.15	.0900	—		13.9 times	9,242
December 31, 1988	11.29	.0969	.2527		14.1	11,762
December 31, 1989	12.49	.1453	.6151		16.3	13,804
December 31, 1990	12.03	.1207	.1213		14.2	13,566
December 31, 1991	16.86	.1228	.2407		21.9	19,429
December 31, 1992	18.77	.0815	.8275		18.8	22,690
December 31, 1993	18.68	.0867	1.6782		20.4	24,738
December 31, 1994	17.09	.1031	.9065		18.3	23,985
December 31, 1995	19.22	.0761	2.9353		25.2	31,223
December 31, 1996	20.74	.0124	2.6151		30.7	38,031
December 31, 1997	25.07	.0029	2.4886		33.0	50,590
December 31, 1998	24.20	.0142	1.2490		30.3	51,436
December 31, 1999	22.61	.0538	.5439		23.4	49,333
December 31, 2000	15.16	—	5.5800		25.9	45,063
December 31, 2001	16.37	—	.0357		25.5	48,764
December 31, 2002	12.49	—	.0311		21.4	37,299
December 31, 2003	17.43	—	—		24.2	52,051
December 31, 2004	19.59	—	.2679		25.3	59,309
December 31, 2005	19.23	—	1.8896		25.2	63,925
December 31, 2006	19.62	—	.8425		23.6	68,002
December 31, 2007	20.07	.0008	1.7607		24.7	75,615
December 31, 2008	13.93	.0301	.0327		14.9	52,733
December 31, 2009	17.76	.0005	—		23.5	67,234
December 31, 2010	21.85	—	1.5377		24.8	88,494
December 31, 2011	20.90	—	1.2484		22.9	89,672
December 31, 2012	21.06	.0043	2.0167		22.3	99,159
December 31, 2013	27.05	.0160	1.5957		23.9	134,984
December 31, 2014	25.63	.0002	2.6251	(a)	24.9	140,842
December 31, 2015	23.31	—	1.8767	(a)	23.4	138,262
Class N
February 28, 2005(1)	$19.30	$—	$—		25.5 times	$10,000
December 31, 2005	19.19	—	1.8581		25.2	10,903
December 31, 2006	19.51	—	.8425		23.6	11,560
December 31, 2007	19.86	—	1.7607		24.7	12,802
December 31, 2008	13.78	.0062	.0327		14.9	8,909
December 31, 2009	17.54	.0005	—		23.5	11,341
December 31, 2010	21.50	—	1.5377		24.8	14,888
December 31, 2011	20.47	—	1.2484		22.9	15,034
December 31, 2012	20.51	—	2.0167		22.3	16,568
December 31, 2013	26.21	—	1.5957		23.9	22,466
December 31, 2014	24.66	—	2.6251		24.9	23,361
December 31, 2015	22.27	—	1.8767	(a)	23.4	22,849

(1) Date of Initial Public Offering.

(2) Based on latest 12 months accomplished earnings. (3) Assuming reinvestment of all distributions.

(a) Paid on December 29, 2015 to shareholders of record on December 28, 2015.

Approval of Investment Advisory Contract

(unaudited)

In October 2015, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2016. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s historical performance; (ii) the Fund’s performance relative to its benchmark; (iii) the expense ratios for peer group funds in the small-cap growth category and the Fund’s risk/return profile as measured by the standard deviation and the Sharpe Ratio; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included small-cap growth focused funds with similar asset sizes, number of holdings and market capitalizations and at least a 10-year history. In terms of the peer group data used for performance comparisons, the Fund’s Class I total return ranked 20th, 31st, 28th and 10th out of 37 funds for the one-, three-, five- and ten-year periods ending September 30, 2015. The Fund’s Class I had the fifth lowest expense ratio among its peer group.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided were consistent with the terms of the Advisory Agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance with respect to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided and the profits to be realized by the Adviser from the relationship with the Fund. The Board concluded that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, strategies to improve performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of December 31, 2015. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(2), 26 years	Chief Investment Officer	3	None
54(1), (3)	Director		and Director, Nicholas
	and		Company, Inc., the
	Portfolio		Adviser to the Fund. He
	Manager		also is Portfolio Manager
of Nicholas II, Inc. and
Associate Portfolio
Manager of Nicholas
Fund, Inc.
DISINTERESTED DIRECTORS
Robert H. Bock	Director	(2), 14 years	Private Investor,	5	None
83			Consultant, Dean Emeritus
of Business Strategy and
Ethics, University of
Wisconsin School of
Business, 1997 to present.
Timothy P. Reiland, CFA	Director	(2), 13 years	Private Investor,	5	None
59			Consultant, Chairman
and Chief Financial
Officer, Musicnotes, Inc.,
October 2001 to present.
Investment Analyst from
1987 to October 2001,
Tucker Anthony
Incorporated, a
brokerage firm.
Jay H. Robertson	Director	(2), 13 years	Private Investor, April	6	None
64			2000 to present.
Chairman of the Board
of Robertson-Ryan and
Associates, Inc., an
insurance brokerage firm
from 1993 to March 2000.

Directors and Officers of the Fund (continued)

(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Albert O. Nicholas, CFA	Executive	Annual,	Chief Executive Officer and Chairman of the Board,
84(3)	Vice	29 years	Nicholas Company, Inc., the Adviser to the Fund.
	President		He is Portfolio Manager of Nicholas Fund, Inc.
and Co-Portfolio Manager of Nicholas Equity
Income Fund, Inc.
David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
73(3)	Vice	29 years	the Adviser to the Fund.
President
Jeffrey T. May, CPA	Senior	Annual,	Executive Vice President, Treasurer, Chief
59	Vice	22 years	Financial Officer and Chief Compliance Officer,
	President,		Nicholas Company, Inc., the Adviser to the Fund.
	Secretary,		He is Portfolio Manager of Nicholas Money Market
	Treasurer		Fund, Inc.
and Chief
Compliance
Officer
Lynn S. Nicholas, CFA	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
59(3)	President	29 years	the Adviser to the Fund.
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
57	President	11 years	the Adviser to the Fund. He has been Portfolio
Manager of Nicholas High Income Fund, Inc.,
since April 2008. He served as Co-Portfolio
Manager from April 2003 until April 2008.
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc.,
58	President	22 years	the Adviser to the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 1% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas Limited Edition, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Directors and Officers
DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; * full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

*	compliance with applicable laws and governmental rules and regulations;
*	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
* accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; * not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company; * not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

*	report, at least annually:
*	officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

*	Positions as a trustee, executor or other fiduciary;
*	Ownership interest in any broker-dealer or bank;
*	Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas

Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

*	service as a director on the board of any public company;
*	the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety; * any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof; * a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations; * each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and * it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him; * if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action; * any matter that the officer making the investigation believes is a violation will be reported to the independent directors; * if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the independent directors will be responsible for granting waivers, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 24, 2014

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,400 in 2015 and $24,400 in 2014.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,032 in 2015 and $3,925 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $16,000 in 2015 and $16,000 in 2015. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2015 and 10/31/2014, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Limited Edition, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: February 29, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: February 29, 2016

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: February 29, 2016